UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

ROHN Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8009	36-3060977
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6718 West Plank Road Peoria, Illinois		61604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (309) 697-4400

Item 5.

         On May 29, 2003 and June 18, 2003, ROHN Industries, Inc. (the "Company") issued the press releases filed herewith as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

         The following exhibits are filed as a part of this report:

        (a)         Not applicable.

        (b)         Not applicable.

        (c)         Exhibits

                         99.1    Press release dated May 29, 2003.

                         99.2    Press release dated June 18, 2003.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2003	ROHN INDUSTRIES, INC. (Registrant) By: /s/ Horace Ward Horace Ward President and Chief Executive Officer